PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                         DOYLESTOWN, PENNSYLVANIA 18901
                                 (215) 345-5100
--------------------------------------------------------------------------------


                                 April 11, 2000


Dear Fellow Shareholders of Premier Bancorp, Inc.:

     On behalf of the Board of Directors, I am pleased to invite you to attend Premier Bancorp, Inc.'s Annual Meeting of Shareholders to be held on Thursday, May 11, 2000 at 9:00 a.m., Eastern Daylight Time. This year's annual meeting will be held at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement are your proxy and Premier Bancorp, Inc.'s 1999 Annual Report.

     The principal business of the meeting is to elect 5 Class 2 Directors to serve a term of 3 years and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

     I am delighted that you have invested in Premier Bancorp, Inc., and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save Premier Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I look forward to seeing you on May 11, 2000, at Premier Bancorp, Inc.'s annual meeting.

                                                Sincerely,

                                                /s/ Clark S. Frame
                                                ---------------------
                                                Clark S. Frame
                                                Chairman of the Board

                      [This Page Intentionally Left Blank]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            OF PREMIER BANCORP, INC.
                           TO BE HELD ON MAY 11, 2000


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that Premier Bancorp, Inc. will hold its Annual Meeting of Shareholders on Thursday, May 11, 2000, at 9:00 a.m., Eastern Daylight Time, at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, to consider and vote upon the following proposals:

     1. To elect the following individuals as Class 2 Directors, each to serve a 3 year term:

          o        John J. Ginley
          o        Dr. Thomas E. Mackell
          o        Neil W. Norton
          o        Irving N. Stein
          o        HelenBeth Garofalo Vilcek

     2. To transact any other business properly presented at the annual meeting and any adjournment or postponement of the meeting.

     Shareholders of record as of April 4, 2000, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

     Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will avoid expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of Premier Bancorp, Inc. and attend the annual meeting. Returning your proxy will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

     Premier Bancorp, Inc.'s Board of Directors is distributing the corporation's proxy statement, form of proxy and Premier Bancorp, Inc.'s 1999 Annual Report to Shareholders on or about April 11, 2000.

                                           By Order of the Board of Directors,

                                           /s/ Clark S. Frame
                                           --------------------------------
                                           Clark S. Frame
                                           Chairman of the Board

Doylestown, Pennsylvania
April 11, 2000

                             YOUR VOTE IS IMPORTANT.

 TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND
            MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                      [This Page Intentionally Left Blank]

                              PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                         DOYLESTOWN, PENNSYLVANIA 18901



                            AMEX TRADING SYMBOL: PPA




                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2000






                Mailed to Shareholders on or about April 11, 2000

                                                 TABLE OF CONTENTS

PROXY STATEMENT                                                                                                 Page
                                                                                                                ----
GENERAL INFORMATION................................................................................................1
         Date, Time and Place of the Annual Meeting................................................................1
         Description of Premier Bancorp, Inc.......................................................................1

VOTING PROCEDURES..................................................................................................2
         Solicitation and Voting of Proxies........................................................................2
         Quorum and Vote Required For Approval.....................................................................2
         Revocability of Proxy.....................................................................................3
         Methods of Voting.........................................................................................4

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS..........................................................................4
         Governance................................................................................................4
         Directors and Executive Officers of Premier Bancorp, Inc. and Premier Bank................................5
         Committees and Meetings of the Corporation's and the Bank's Boards of Directors...........................6
         Compensation of the Board of Directors....................................................................7

EXECUTIVE COMPENSATION.............................................................................................7
         Summary Compensation Table................................................................................8
         Qualified Stock Options...................................................................................9
         Option/SAR Grants in Last Fiscal Year.....................................................................9
         Aggregated Option/SAR Exercises in Last Fiscal Year
                  and FY-End Option/SAR Values.....................................................................9
         Change of Control Agreements..............................................................................9
         Incentive Stock Option Plan..............................................................................10
         401(k) Plan..............................................................................................10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS....................................................................10

ELECTION OF DIRECTORS.............................................................................................11
         Qualification and Nomination of Directors................................................................11
         Information as to Nominees and Directors.................................................................12

BENEFICIAL OWNERSHIP OF PREMIER BANCORP, INC.'S STOCK OWNED BY
         PRINCIPAL OWNERS AND MANAGEMENT..........................................................................14
         Principal Shareholders...................................................................................14
         Share Ownership by the Directors, Officers and Nominees..................................................14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...........................................................17

PROPOSALS.........................................................................................................17
         Election of 5 Class 2 Directors..........................................................................17

ANNUAL REPORT.....................................................................................................18

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING.................................................................18

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.............................................................18

ADDITIONAL INFORMATION............................................................................................18

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                              PREMIER BANCORP, INC.
                           TO BE HELD ON MAY 11, 2000


                               GENERAL INFORMATION


Date, Time and Place of the Annual Meeting

     Premier Bancorp, Inc. a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Premier Bancorp, Inc. The annual meeting will be held at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, on Thursday, May 11, 2000 at 9:00 a.m., Eastern Daylight Time.

     The corporation's principal executive office is located at 379 North Main Street, Doylestown, Pennsylvania 18901. The corporation's telephone number is
(215) 345-5100. All inquiries regarding the annual meeting should be directed to John C. Soffronoff, President and Chief Executive Officer of Premier Bancorp, Inc.

Description of Premier Bancorp, Inc.

     Premier Bancorp, Inc. was incorporated under the business corporation laws of the Commonwealth of Pennsylvania on July 15, 1997 and was reorganized on November 17, 1997 as a one-bank holding company, pursuant to the Bank Holding Company Act of 1956. Premier Bank and PBI Capital Trust are the corporation's wholly-owned subsidiaries.

     Included with this proxy statement is a copy of the corporation's annual report to shareholders for the fiscal year ended December 31, 1999. You may obtain a copy of the corporation's annual report for the 1998 fiscal year at no cost by contacting Bruce E. Sickel, Chief Financial Officer, Premier Bancorp, Inc., 516 Second Street Pike, Southampton, Pennsylvania 18966.

     We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Premier Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors solicits this proxy for use at the corporation's 2000 annual meeting of shareholders. The corporation's directors, officers and other employees may solicit proxies in person or by telephone, facsimile, telegraph or mail, but only for use at the annual meeting. Premier Bancorp, Inc. will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The corporation will reimburse these persons for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on Tuesday, April 4, 2000, (the voting record date), may vote at the annual meeting. The corporation's records show that, as of the voting record date, 3,078,914 shares of the corporation's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights exist only with respect to the election of directors. See "Principal Shareholders" on page 14 for a list of the persons known by the corporation, as of the voting record date, to be the beneficial owner of 5% or more of the corporation's outstanding common stock.

     By properly completing a proxy, the shareholder appoints Edward Grosik and Mark Mann as proxy holders to vote his or her shares as specified on the proxy. The proxy holders will vote any signed proxy not specifying to the contrary as follows:

     FOR the election of the following individuals as Class 2 Directors for a term of 3 years expiring in 2003:

          o    John J. Ginley
          o    Dr. Thomas E. Mackell
          o    Neil W. Norton
          o    Irving N. Stein
          o    HelenBeth Garofalo Vilcek

     Premier Bancorp, Inc.'s Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about April 11, 2000.

Quorum and Vote Required For Approval

     Premier Bancorp, Inc.'s Articles of Incorporation authorize the corporation to issue up to 30,000,000 shares of common stock, par value $0.33 per share.

     At the close of business on April 4, 2000, the corporation had 3,078,914 shares of common stock issued and outstanding. The corporation's common stock is the only authorized class of stock.

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's Bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote (meaning a majority of the number of shares outstanding on the voting record date) is required to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum. However, the proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Cumulative voting rights exist only with respect to the election of directors. This means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled to vote by the number of directors to be elected, and to cast the whole number of votes for one candidate or to distribute all or fewer of them among two or more candidates. The 5 director candidates receiving the highest number of votes cast will be elected. On all other matters to come before the annual meeting, each share of common stock is entitled to 1 vote. The proxy holders also have the right to vote cumulatively and to distribute their votes among nominees as they consider advisable, unless a shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes.

     Assuming the presence of a quorum, the 5 candidates for Class 2 Director receiving the highest number of votes cast by shareholders entitled to vote will be elected. The proxy holders will not cast votes withheld or broker non-votes for or against any director candidates.


Revocability of Proxy

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     o delivering written notice of the revocation to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901;

     o delivering a properly executed later-dated proxy to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901; or

     o attending the meeting and voting in person after giving written notice to the Secretary of Premier Bancorp, Inc.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call John C. Soffronoff, President and Chief Executive Officer, at (215) 345-5100.

Methods of Voting

     Voting by Proxy
     ---------------

     o    Mark your selections.

     o Date your proxy and sign your name exactly as it appears on your proxy.

     o Mail the proxy to Premier Bancorp, Inc. in the enclosed postage-paid envelope.

     Voting in Person

     o    Attend the annual meeting and show proof of eligibility to vote.

     o    Obtain a ballot.

     o    Mark your selections.

     o Date your ballot and sign your name exactly as it appears in the corporation's transfer books.



                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The Board of Directors oversees all of the corporation's and its subsidiaries' business, property, and affairs. The Chairman and officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them reports and other materials. The members also keep themselves informed by attending Board and committee meetings.

     During 1999, the corporation's Board of Directors held 10 meetings and Premier Bank's Board of Directors held 10 meetings. Each director, except Messrs. Perrucci and Cooper, attended at least 75% of the combined total number of meetings of the corporation's and the bank's Boards and the committees of which he or she was a member.

Directors and Executive Officers of Premier Bancorp, Inc. and Premier Bank

     The following table sets forth selected information about the corporation's and the bank's directors and executive officers. The officers are elected by the Board of Directors and each holds office at the discretion of the Board of Directors.


                                                             POSITIONS HELD
                                                                  SINCE               AGE AS OF
           NAME                     POSITION                CORPORATION/BANK        APRIL 4, 2000
           ----                     --------                ----------------        -------------
Clark S. Frame                Chairman of the Board             1997/1992                 49
                              Class 3 Director                  1997/1992

Barry J. Miles, Sr.           Vice Chairman of the Board        1997/1992                 50
                              Class 3 Director                  1997/1992

John C. Soffronoff            President                         1997/1992                 53
                              Chief Executive Officer           1997/1992
                              Class 3 Director                  1997/1992

Bruce E. Sickel               Treasurer                         1997/1992                 40
                              Senior Vice President             1997/1992
                              Chief Financial Officer           1997/1992
                              Class 1 Director                  1997/1992

John J. Ginley                Secretary                         1997/1992                 57
                              Senior Vice President             1997/1992
                              Chief Loan Officer                1997/1992
                              Class 2 Director                  1999/1999

Daniel E. Cohen               Class 1 Director                  1997/1992                 56

Peter A. Cooper               Class 3 Director                  1997/1992                 41

Dr. Thomas E. Mackell         Class 2 Director                  1997/1992                 54

Dr. Daniel A. Nesi            Class 3 Director                  1997/1992                 62

Neil W. Norton                Class 2 Director                  1997/1992                 54

Thomas M. O'Mara              Class 3 Director                  1997/1992                 47

Michael J. Perrucci           Class 1 Director                  1997/1992                 46

Brian R. Rich                 Class 1 Director                  1997/1993                 40

Ezio U. Rossi                 Class 1 Director                  1997/1994                 70

Richard F. Ryon               Class 3 Director                  1997/1993                 49

Gerald Schatz                 Class 1 Director                  1997/1992                 65

Irving N. Stein               Class 2 Director                  1997/1992                 50

Thomas P. Stitt               Class 1 Director                  1997/1993                 56

HelenBeth Garofalo Vilcek     Class 2 Director                  1997/1992                 42

John A. Zebrowski             Class 1 Director                  1997/1992                 58

Committees and Meetings of the Corporation's and the Bank's Boards of Directors

     Premier Bancorp, Inc.'s Board of Directors has, at present, no standing committees, except the audit committee, which jointly serves the corporation and the bank. The corporation does not maintain a nominating or compensation committee. A shareholder who intends to nominate an individual for consideration by the Board of Directors as a nominee for director should submit a written nomination to the corporation's President in accordance with Article IV, Section 2 of the corporation's bylaws. All shareholder notifications must be made in writing and delivered or mailed to the corporation's President not less than 14 nor more than 50 days in advance of a shareholders' meeting called for the election of directors, subject to certain other exceptions.

     During 1999, the bank's Board of Directors maintained 4 standing committees: Executive, Audit/Compliance, Loan, and Investment/ALCO. The function and composition of each of these committees is described below.

EXECUTIVE:          This committee meets on an as-needed basis to take action on issues between regular Board of Director meetings. This committee met 3 times in 1999. Mr. Clark S. Frame serves as Chairman of this committee.

AUDIT/COMPLIANCE:   This committee jointly serves the corporation and the bank.
                    It serves as a direct link between the Board and the independent auditors, enabling the Board to discharge its responsibility to oversee management's financial control and reporting system. The committee also provides oversight for the bank's regulatory compliance program. This committee met
                    2 times in 1999. Mr. Barry J. Miles, Sr. serves as Chairman of this committee.

LOAN: This committee reviews and approves loans in accordance with the bank's established loan policy, as exists from time to time. This committee met 41 times in 1999. Mr. Clark S. Frame serves as Chairman of this committee.

INVESTMENT/ALCO:    This committee reviews the bank's operating results, its
                    interest rate sensitivity, investment portfolio and performance versus the annual budget. This committee met 2 times in 1999. Mr. Bruce E. Sickel serves as Chairman of this committee.

                   COMMITTEES OF THE BANK'S BOARD OF DIRECTORS

                                                                        MEETINGS
                                                                          HELD
COMMITTEE                      MEMBERS                                  IN 1999
---------                      -------                                  -------
EXECUTIVE           Clark S. Frame, Chairperson, Daniel E.                 3
                    Cohen, Peter A. Cooper, Barry J.
                    Miles, Sr., Dr. Daniel A. Nesi, and
                    Thomas M. O'Mara

AUDIT/COMPLIANCE    Barry J. Miles, Sr., Chairperson, Neil                 2
                    W. Norton, Michael J. Perrucci, Brian
                    R. Rich, HelenBeth Garofalo Vilcek, and
                    John A. Zebrowski

LOAN                Clark S. Frame, Chairperson, Daniel E.                41
                    Cohen, John J. Ginley, Barry J. Miles,
                    Sr., Dr. Daniel A. Nesi, John C.
                    Soffronoff

INVESTMENT/ALCO     Bruce E. Sickel, Chairperson, Peter A.                 2
                    Cooper, Clark S. Frame, Dr. Thomas E.
                    Mackell, Thomas M. O'Mara, Ezio U.
                    Rossi, Richard F. Ryon, Gerald Schatz,
                    John C. Soffronoff, Irving N. Stein, and
                    Thomas P. Stitt


Compensation of the Board of Directors

     In 1999, directors did not receive cash compensation for attendance at Board or committee meetings. Rather, directors received stock options pursuant to the corporation's 1995 Incentive Stock Option Plan for attendance at Board and committee meetings as follows:

     o    options for 30 shares per Board meeting attended; and
     o    options for 30 shares per committee meeting attended.

     Mr. Clark S. Frame earned $107,334 for services rendered in 1999 which included serving as Chairman of the Board of Directors, Chairman of the Loan and Executive Committees and consulting fees. Mr. Frame, like the other directors, received options for attending Board meetings, but not for attending committee meetings. Mr. Frame is also provided a membership to a local country club.


                             EXECUTIVE COMPENSATION

     The following table sets forth information with regard to the annual compensation for service in all capacities to the corporation and to the Bank for the fiscal years ended December 31, 1999, 1998, and 1997 for those persons who were, at December 31, 1999:

     o    the Chief Executive Officer, and

     o the other 4 most highly compensated executive officers of the corporation and of the bank to the extent that their individual total annual salary and bonus exceeded $100,000.

                                                             SUMMARY COMPENSATION TABLE


                                         Annual Compensation                            Long Term Compensation
                                --------------------------------------    -------------------------------------------------
                                                                                   Awards                  Payouts
                                                                          -------------------------    --------------------
            Name                                                Other     Restricted     Securities    LTIP      All Other
            and                                                 Annual      Stock        Underlying    Pay-       Compen-
         Principal                         Salary     Bonus    Compen-      Awards      Options/SARs   outs        sation
          Position              Year       ($)(1)      ($)      sation       ($)           (#)(2)      ($)      ($)(3)(4)(5)
          --------              ----       ------     ------   -------      ------         ------      ----     ------------
John C. Soffronoff,             1999       123,626   40,000       -           -              525         -           12,593(3)
President and                   1998       112,381   20,000       -           -               -          -           12,243
Chief Executive                 1997       104,382   20,000       -           -           31,500(6)      -           11,427
Officer of the corporation
and of the bank

Bruce E. Sickel,                1999       106,085   40,000       -           -               -          -            8,817(4)
Treasurer of the                1998        98,246   25,000       -           -               -          -            8,491
corporation and Senior          1997        90,475   20,000       -           -           31,500(6)      -            2,055
Vice President and Chief
Financial Officer of the
bank

John J. Ginley,                 1999       137,545   40,000       -           -              525         -            9,610(5)
Secretary of the                1998       125,038   20,000       -           -               -          -            8,695
corporation and Senior          1997       116,493   20,000       -           -           25,200(6)      -            8,739
Vice President and Chief
Loan Officer of the
bank
------------------

(1)   Yearly salary adjustments were made on or about April 24 of each year.

(2)   As adjusted for all stock dividends paid through April 4, 2000.

(3) Includes bank contributions to the 401(k) Plan on behalf of Mr. Soffronoff of $4,393, $4,115, and $3,575 for 1999, 1998 and 1997,
      respectively; the payment of club dues in the amount of $3,400, $3,328, and $3,052 for 1999, 1998 and 1997, respectively; and a car allowance for Mr. Soffronoff, valued at $ 4,800 for each of 1999, 1998 and 1997.

(4) Includes bank contributions to the 401(k) Plan on behalf of Mr. Sickel of $4,017, $3,691, and $2,055 for 1999, 1998 and 1997, respectively;
      and a car allowance for Mr. Sickel of $4,800 for each of 1999 and 1998.

(5) Includes bank contributions to the 401(k) Plan on behalf of Mr. Ginley of $4,810, $3,895, and $3,939 in 1999, 1998 and 1997, respectively; and
      a car allowance for Mr. Ginley of $4,800 for each of 1999, 1998, and 1997.

(6) Of these qualified option awards, 6,300 granted to Messrs. Soffronoff and Sickel vested immediately and 25,200 granted to Messrs. Soffronoff, Sickel and Ginley were subject to the following vesting schedule: 10% in January 1998, 20% in January 1999, 30% in January 2000 and 40% in January 2001.

Qualified Stock Options

     The following table sets forth certain information relating to the corporation's grants of qualified stock options to the executive officers named in the preceding table during 1999, pursuant to Premier Bancorp, Inc.'s 1995 Incentive Stock Option Plan.

                                                OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realizable Value at
                                                                                     Assumed Annual Rates of
                                                                                    Stock Price Appreciation for
                                Individual Grants                                           Option Term
                       ----------------------------------------------------------   -----------------------------
                        Number of      Percent of Total
                        Securities       Options/SARs
                        Underlying        Granted to     Exercise of
                       Options/SARs      Employees in    Base Price    Expiration
       Name            Granted (#)       Fiscal Year       ($/Sh)         Date         5% ($)        10% ($)
       ----            -----------       -----------       ------         ----         ------        -------
John C. Soffronoff         525              3.84%           10.48       01/13/09        3,460         8,769
Bruce E. Sickel             -                 -               -            -              -             -
John J. Ginley             525              3.84%           10.48       01/13/09        3,460         8,769


     The following table sets forth information relating to the exercise of and year end value of qualified stock options granted to the named executives.

                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FY-END OPTION/SAR VALUES

                                                                        Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised        In-The-Money
                                                                           Option/SARs at            Options/SARs
                                                                             FY-End (#)              at FY-End ($)
                             Shares Acquired on                             Exercisable/             Exercisable/
           Name                 Exercise (#)     Value Realized ($)        Unexercisable             Unexercisable
           ----                 ------------     ------------------        -------------             -------------
John C. Soffronoff                   -                    -                   29,473/                  241,762/
                                                                              17,640                   130,183
Bruce E. Sickel                      -                    -                   30,854/                  258,521/
                                                                              17,640                   130,183
John J. Ginley                       -                    -                   18,461/                  151,682/
                                                                              17,640                   130,183


Change of Control Agreements

     In March 1998, the corporation, the bank and executives, John C. Soffronoff, John J. Ginley and Bruce E. Sickel entered into change of control agreements. The agreements define certain severance benefits the corporation and the bank will pay to the named executives in the event of a change of control. The benefits were granted in order to recognize the past and present service of the executives and to provide incentive for their continued valued service. The agreements continue until such time as either party gives the other written notice of termination of employment with, or without, cause. The agreements are not intended to affect the employment status of the executives in the absence of a change of control.

     In the event of a change of control, the executives are entitled to receive a lump sum payment equal to 2 times their respective current annual direct salary at the earliest of 4 specified events. If, at the end of 6 months after the date of the change of control, none of the specified events have occurred, the executives shall no longer be entitled to the payments upon termination.

Incentive Stock Option Plan

     The corporation maintains the Premier Bancorp, Inc. 1995 Incentive Stock Option Plan. The corporation's shareholders approved the plan at the 1995 annual meeting in order to advance the corporation's and its subsidiaries' development, growth and financial condition. The corporation originally reserved 100,000 shares under the plan, or 315,000 shares as of December 31, 1999, as adjusted for all stock dividends and splits. The plan provides for awards of qualified stock options and non-qualified stock options to officers and directors and is administered by the full Board of Directors. In 1999, 1,050 qualified and 12,615 non-qualified stock options were granted under the plan.

401(k) Plan

     The bank maintains a 401(k) tax deferred retirement savings plan for employees. The plan has two features: an elective deferral feature and a savings plus feature. To be eligible to become a member of the plan, an employee must have completed at least 6 months service and attained the age 21. All employee contributions vest immediately. Employer contributions vest equally over a 3 year period. The plan is subject to certain terms and restrictions imposed by the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act.

     An eligible employee may choose the elective deferral feature of the plan by entering into an agreement with the bank to defer current total compensation by up to 15% (unless otherwise limited by the 401(k) administrators). In 1999, the bank matched this deferred compensation with a discretionary match which is currently set at 50%, up to 6% of the employee's salary. The amount of the match, if any, is determined by the bank each year.

     During 1999 the bank made a contribution of $54,486 to the plan. The amounts allocated to the 3 most highly compensation officers pursuant to the plan in 1999 are as follows (these amounts do not include the employee's individual contribution): Mr. Soffronoff, President and Chief Executive Officer, $4,393; Mr. Sickel, Senior Vice President and Chief Financial Officer, $4,017; and Mr. Ginley, Senior Vice President and Chief Loan Officer, $4,810.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as disclosed below, there have been no material transactions between the corporation and the bank, nor any material transactions or proposed material transactions, with any director or executive officer of the corporation or the bank, or any associate of any of the foregoing persons during the past fiscal year. The bank maintains a policy of not extending or granting credit to any director, officer, employee or any member of their immediate family.

     The bank's offices in Doylestown and Easton were owned by Norbuck Associates, a Pennsylvania limited partnership consisting of several bank directors. The leases with Norbuck Associates expired December 31, 1998 and the bank exercised its purchase option on these properties in January 1999. The bank paid $1,234,000, plus customary closing costs, to acquire both the Doylestown and Easton offices. The buildings were purchased in 1994 by Norbuck for $1,000,000. The buildings were appraised in May 1998 for a total of $1,255,000.


                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     Article IV, Section 1, of the corporation's bylaws authorizes the number of directors to be not less than 5 nor more than 25. The bylaws provide for 3 classes of directors with staggered 3 year terms of office. The Board of Directors may, from time to time, fix the number of directors and their respective classifications. The Board of Directors fixed the number of Board members at 20. The Board of Directors nominated the 5 persons named below to serve as Class 2 Directors until the 2003 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the Board of Directors and all have consented to serve another term as a director if re-elected. Pursuant to the corporation's bylaws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office. The Board of Directors may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     In accordance with the corporation's bylaws, the Board of Directors is divided into 3 classes, whose terms expire at successive annual meetings. Therefore, the bylaws provide for a classified Board with staggered 3 year terms of office. Class 1 consists of 8 directors, Class 2 consists of 5 directors, and Class 3 consists of 7 directors. Shareholders will elect 5 Class 2 Directors at the annual meeting to serve for a 3 year term that expires at the corporation's 2003 annual meeting.

     The proxy holders intend to vote all proxies for the election of each of the 5 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors proposes the following nominees for election as Class 2 Directors at the annual meeting:

     o     John J. Ginley  (director since 1999)
     o     Dr. Thomas E. Mackell  (director since 1997)
     o     Neil W. Norton  (director since 1997)
     o     Irving N. Stein  (director since 1997)
     o     HelenBeth Garofalo Vilcek  (director since 1997)

     The Board of Directors recommends that shareholders vote FOR the proposal to elect the 5 nominees listed above as Class 2 Directors.

Information as to Nominees and Directors

     Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on page 15.

CURRENT CLASS 2 DIRECTORS (to serve until 2000)
      AND
NOMINEES FOR CLASS 2  DIRECTORS (to serve until 2003)

John J. Ginley             Mr. Ginley, age 57, has served as a member of the
                           corporation's and the bank's Board of Directors since
                           1999. Mr. Ginley is a Senior Vice President, Chief
                           Loan Officer and Secretary of the corporation and of the bank.

Dr. Thomas E. Mackell      Dr. Mackell, age 54, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Mackell is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Neil W. Norton             Mr. Norton, age 54, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Norton is the President of Norton Oil Company, a home heating oil company located in Phillipsburg, New Jersey.

Irving N. Stein            Mr. Stein, age 50, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Stein is the Vice President of Keystone Motors, Inc., a car dealership located in Doylestown and Berwyn, Pennsylvania.

HelenBeth Garofalo Vilcek  Ms. Garofalo Vilcek, age 42, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Ms. Garofalo Vilcek is a real estate broker located in Bangor, Pennsylvania.

BOARD OF DIRECTORS - CONTINUING AS DIRECTORS

CLASS 3 DIRECTORS (to serve until 2001)

Peter A. Cooper            Mr. Cooper, age 41, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Cooper is the President of Lexus of the Lehigh Valley, a car dealership located in Emmaus, Pennsylvania.

Clark S. Frame             Mr. Frame, age 49, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Frame serves as Chairman of the Board of the corporation and of the bank.

Barry J. Miles, Sr.        Mr. Miles, age 50, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Miles serves as Vice
                           Chairman of the Board of the corporation and of the bank. Mr. Miles is a realtor in Easton, Pennsylvania.

Dr. Daniel A. Nesi         Dr. Nesi, age 62, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Nesi is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Thomas M. O'Mara           Mr. O'Mara, age 47, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. O'Mara is the owner of Master Gardener, a textiles company located in Yardley, Pennsylvania and Spartenberg, South
                           Carolina.

Richard F. Ryon            Mr. Ryon, age 49, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Ryon is a partner in Richard
                           B. Ryon Insurance, an insurance agency located in Pottsville, Pennsylvania.

John C. Soffronoff         Mr. Soffronoff, age 53, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Soffronoff is the President and Chief Executive Officer of the corporation and of the bank.

CLASS 1 DIRECTORS (to serve until 2002)

Daniel E. Cohen, Esq.      Mr. Cohen, age 56, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Cohen is a partner in the law firm of Laub, Seidel, Cohen & Hof, L.L.C. located in Easton, Pennsylvania.

Michael J. Perrucci, Esq.  Mr. Perrucci, age 46, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Perrucci is a partner in the law firm of Fishbein, Badillo, Wagner, Harding located in Phillipsburg, New Jersey.

Brian R. Rich              Mr. Rich, age 40, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Rich is the President of Jack Rich, Inc., a fuel oil and energy company located in Gilberton, Pennsylvania.

Ezio U. Rossi              Mr. Rossi, age 70 has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1994. Mr. Rossi was the former owner of Arctic Foods, Inc., a frozen food company located in Washington, New Jersey. He is currently retired.

Gerald Schatz              Mr. Schatz, age 65, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Schatz is Chairman of Wordsworth Academy, Play and Learn Centers and
                           Wyncote Academy, a child care and development company located in Fort Washington, Pennsylvania.

Bruce E. Sickel            Mr. Sickel, age 40, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. He is a Senior Vice President, the Chief Financial Officer and Treasurer of the corporation and the bank.

Thomas P. Stitt, Esq.      Mr. Stitt, age 56, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Stitt is an Attorney-at-Law, with his office located in Easton, Pennsylvania.

John A. Zebrowski          Mr. Zebrowski, age 58, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Zebrowski is the President of J. A. Z. Associates, a plastic resin dealer located in Doylestown, Pennsylvania.


                             BENEFICIAL OWNERSHIP OF
                     PREMIER BANCORP, INC.'S STOCK OWNED BY
                         PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of April 4, 2000, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by such person and the percentage of the corporation's outstanding common stock so owned.


                                                                 PERCENT OF
                                                                OUTSTANDING
                                        SHARES                  COMMON STOCK
NAME AND ADDRESS                  BENEFICIALLY OWNED         BENEFICIALLY OWNED
----------------                  ------------------         ------------------
Clark S. Frame
c/o Premier Bancorp, Inc.               188,882                    5.01%
379 N. Main Street
Doylestown, PA 18901

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of April 4, 2000, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors, and nominees as a group. Unless otherwise indicated, all shares are held individually.

                                       AMOUNT AND
                                        NATURE OF
NAME OF INDIVIDUAL OR                  BENEFICIAL
IDENTITY OF GROUP                   OWNERSHIP (1)(2)        PERCENTAGE OF CLASS
-----------------                   ----------------        -------------------
Daniel E. Cohen                               99,529(3)            2.64%
Peter A. Cooper                              119,318(4)            3.16%
Clark S. Frame                               188,882(5)            5.01%
John J. Ginley                                62,036(6)            1.64%
Dr. Thomas E. Mackell                         81,249(7)            2.15%
Barry J. Miles, Sr.                           60,174(8)            1.60%
Dr. Daniel A. Nesi                           115,388(9)            3.06%
Neil W. Norton                                89,014(10)           2.36%
Thomas M. O'Mara                              59,049(11)           1.57%
Michael J. Perrucci                           80,156(12)           2.13%
Brian R. Rich                                113,536(13)           3.01%
Ezio U. Rossi                                133,046(14)           3.53%
Richard F. Ryon                              106,362(15)           2.82%
Gerald Schatz                                123,870(16)           3.28%
Bruce E. Sickel                               55,347(17)           1.47%
John C. Soffronoff                            59,527(18)           1.58%
Irving N. Stein                               76,638(19)           2.03%
Thomas P. Stitt                               70,647(20)           1.87%
HelenBeth Garofalo-Vilcek                     50,180(21)           1.33%
John A. Zebrowski                             99,288(22)           2.63%
                                         -----------              -----

All Officers and Directors as a            1,843,236(23)          48.87%
Group (20 persons in total)

-----------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after April 4, 2000. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest hundredth number.

(2)  Information furnished by the directors and the corporation.

(3)  Includes 51,574 exercisable stock options.

(4)  Includes 55,181 exercisable stock options.

(5) Includes 98,700 shares held individually; 12,600 shares held as custodian for minor sons; 14,700 shares held as Trustee for Clark C. Frame Trust; 10,395 shares held as Trustee of CCF Trust for John M. Frame; 10,395 shares held as Trustee of CCF Trust for Martha Jackson; 10,395 shares held as Trustee of CCF Trust for David M. Frame; and 31,697 exercisable stock options.

(6)  Includes 27,386 exercisable stock options.

(7) Includes 32,778 shares held individually; 20,097 held by Thomas E. Mackell, M.D. Ltd. Pension & Profit Sharing Plan; and 28,374 exercisable stock options.

(8)  Includes 14,940 exercisable stock options.

(9) Includes 37,793 shares held individually; 27,804 shares held as Trustee for Daniel A. Nesi, M.D. Assoc.; 2,484 shares held as custodian for Paolo Sierra; and 47,307 exercisable stock options.

(10) Includes 40,297 exercisable stock options.

(11) Includes 23,637 exercisable stock options.

(12) Includes 37,975 shares held individually; 2,696 shares held by Summit Bank Discount Brokerage C/F IRA Rollover for Mr. Perrucci's spouse; 2,019 shares held by Mr. Perrucci's son; 2,019 shares held by Mr. Perrucci's daughter; and 35,447 exercisable stock options.

(13) Includes 54,510 shares held individually; 9,712 shares held by Morea Steam Heat Co.; 17,325 shares held by Waste Management & Processors; 8,662 shares held by B-D Mining Co.; and 23,327 exercisable stock options.

(14) Includes 24,765 exercisable stock options.

(15) Includes 12,180 shares held individually; 25,635 shares held as Trustee for Ryon & Co. 401(k) Plan; 49,938 shares held as partner of Ryon & Co.; and 18,609 exercisable stock options.

(16) Includes 29,402 exercisable stock options.

(17) Includes 12,103 shares held individually; 3,465 shares held as Trustee for his children; and 39,779 exercisable stock options.

(18) Includes 18,509 shares held individually; 2,620 shares held in his spouse's IRA; and 38,398 exercisable stock options.

(19) Includes 61,494 shares held individually; 5,197 shares held as custodian for sons pursuant to the Uniform Gift to Minors Act; and 9,947 exercisable stock options.

(20) Includes 7,623 shares held individually; 50,242 shares held as Trustee of Deeds of Trust; and 12,782 exercisable stock options.

(21) Includes 29,266 shares held individually; 4,605 shares held in her spouse's IRA; and 16,309 exercisable stock options.

(22) Includes 26,121 exercisable stock options.

(23) Percentages assume that all options exercisable within 60 days of April 4, 2000 have been exercised. Therefore, on a pro forma basis, 3,771,553 shares would be outstanding.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from the reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period from January 1, 1999, through December 31, 1999, its officers and directors complied with all applicable filing requirements.


                                    PROPOSALS

1.  ELECTION OF 5 CLASS 2 DIRECTORS.

    Nominees for Class 2 Director are:

    o        John J. Ginley  (director since 1999)
    o        Dr. Thomas E. Mackell  (director since 1997)
    o        Neil W. Norton  (director since 1997)
    o        Irving N. Stein  (director since 1997)
    o        HelenBeth Garofalo Vilcek  (director since 1997)

    Each has consented to serve a 3 year term. (See pages 11 and 12 for more information.)

    If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the 5 nominees for Class 2 Director will be unable to serve if elected.

    Cumulative voting rights exist with respect to the election of directors, which means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled to vote by the number of directors to be elected and to cast the whole number of votes for one candidate or to distribute all or fewer of them among two or more candidates. The proxy holders may vote cumulatively and distribute the votes they represent among nominees as they consider advisable, unless the shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes.

    The Board of Directors recommends that shareholders vote FOR the election of the 5 nominees as Class 2 Directors.

                                  ANNUAL REPORT

     A copy of the corporation's annual report for its fiscal year ended December 31, 1999, is enclosed with this proxy statement. A representative of KPMG LLP, the independent auditors who examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate shareholder questions concerning the annual report.



                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2001 Annual Meeting of Shareholders must deliver the written proposal to the President of Premier Bancorp, Inc. at its principal executive offices, at 379 North Main Street, Doylestown, Pennsylvania 18901, not later than Wednesday, December 13, 2000. If a shareholder proposal is submitted to the corporation after December 13, 2000, it is considered untimely; and, although the proposal may be considered at the annual meeting, it may not be included in the corporation's 2001 proxy statement. Any proposals should be addressed to the corporation's President. Article IV, Section 2 of the corporation's bylaws requires that a shareholder deliver a notice of nomination for election to the Board of Directors to the President not less than 14 nor more than 50 days in advance of a shareholders' meeting called for the election of directors. See pages 6 and 11 for more information on nomination procedures and requirements.



              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders that may be presented at the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in the manner they determine to be in the corporation's best interest.



                             ADDITIONAL INFORMATION

     Upon a shareholder's written request, a copy of the corporation's annual report on Form 10-KSB for its fiscal year ended December 31, 1999, including the financial statements, schedules and exhibits, required to be filed with the Securities and Exchange Commission pursuant to Securities Exchange Act Rule 13a-1, may be obtained, without charge, from Bruce E. Sickel, Chief Financial Officer, Premier Bancorp, Inc., 516 Second Street Pike, Southampton, Pennsylvania 18966.

                              PREMIER BANCORP, INC.
                                      PROXY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Edward Grosik and Mark Mann and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Premier Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 11, 2000, at 9:00 a.m., Eastern Daylight Time, at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, and at any adjournment or postponement of the meeting as follows:

1.   ELECTION OF 5 CLASS 2 DIRECTORS TO SERVE FOR A 3 YEAR TERM.

           JOHN J. GINLEY _____                  IRVING N. STEIN _____
           DR. THOMAS E. MACKELL _____           HELENBETH GAROFALO VILCEK _____
           NEIL W. NORTON _____

     [ ]   FOR all nominees                      [ ]   WITHHOLD AUTHORITY
           listed above (except                        to vote for all nominees
           as marked to the contrary below)            listed above

     The Board of Directors recommends a vote FOR these nominees.

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------


2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

Dated:                   , 2000
       -----------------                         -------------------------------
                                                           Signature

                                                 -------------------------------
Number of Shares Held of Record                            Signature
on April 4, 2000


----------------

EDWARD GROSIK AND MARK MANN, THE PROXY HOLDERS, WILL HAVE THE RIGHT TO VOTE CUMULATIVELY AND TO DISTRIBUTE THEIR VOTES AMONG NOMINEES AS THEY CONSIDER ADVISABLE, UNLESS A SHAREHOLDER INDICATES ON HIS OR HER PROXY HOW HE OR SHE DESIRES THE VOTES TO BE ACCUMULATED FOR VOTING PURPOSES IN THE SPACE NEXT TO EACH NOMINEE'S NAME.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO PREMIER BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                                                             SUMMARY COMPENSATION TABLE


                                         Annual Compensation                            Long Term Compensation
                                --------------------------------------    -------------------------------------------------
                                                                                   Awards                  Payouts
                                                                          -------------------------    --------------------
            Name                                                Other     Restricted     Securities    LTIP      All Other
            and                                                 Annual      Stock        Underlying    Pay-       Compen-
         Principal                         Salary     Bonus    Compen-      Awards      Options/SARs   outs        sation
          Position              Year       ($)(1)      ($)      sation       ($)           (#)(2)      ($)      ($)(3)(4)(5)
          --------              ----       ------     ------   -------      ------         ------      ----     ------------
John C. Soffronoff,             1999       123,626   40,000       -           -              525         -           12,593(3)
President and                   1998       112,381   20,000       -           -               -          -           12,243
Chief Executive                 1997       104,382   20,000       -           -           31,500(6)      -           11,427
Officer of the corporation
and of the bank

Bruce E. Sickel,                1999       106,085   40,000       -           -               -          -            8,817(4)
Treasurer of the                1998        98,246   25,000       -           -               -          -            8,491
corporation and Senior          1997        90,475   20,000       -           -           31,500(6)      -            2,055
Vice President and Chief
Financial Officer of the
bank

John J. Ginley,                 1999       137,545   40,000       -           -              525         -            9,610(5)
Secretary of the                1998       125,038   20,000       -           -               -          -            8,695
corporation and Senior          1997       116,493   20,000       -           -           25,200(6)      -            8,739
Vice President and Chief
Loan Officer of the
bank
------------------

(1)   Yearly salary adjustments were made on or about April 24 of each year.

(2)   As adjusted for all stock dividends paid through April 4, 2000.

(3) Includes bank contributions to the 401(k) Plan on behalf of Mr. Soffronoff of $4,393, $4,115, and $3,575 for 1999, 1998 and 1997,
      respectively; the payment of club dues in the amount of $3,400, $3,328, and $3,052 for 1999, 1998 and 1997, respectively; and a car allowance for Mr. Soffronoff, valued at $ 4,800 for each of 1999, 1998 and 1997.

(4) Includes bank contributions to the 401(k) Plan on behalf of Mr. Sickel of $4,017, $3,691, and $2,055 for 1999, 1998 and 1997, respectively;
      and a car allowance for Mr. Sickel of $4,800 for each of 1999 and 1998.

(5) Includes bank contributions to the 401(k) Plan on behalf of Mr. Ginley of $4,810, $3,895, and $3,939 in 1999, 1998 and 1997, respectively; and
      a car allowance for Mr. Ginley of $4,800 for each of 1999, 1998, and 1997.

(6) Of these qualified option awards, 6,300 granted to Messrs. Soffronoff and Sickel vested immediately and 25,200 granted to Messrs. Soffronoff, Sickel and Ginley were subject to the following vesting schedule: 10% in January 1998, 20% in January 1999, 30% in January 2000 and 40% in January 2001.

Qualified Stock Options

     The following table sets forth certain information relating to the corporation's grants of qualified stock options to the executive officers named in the preceding table during 1999, pursuant to Premier Bancorp, Inc.'s 1995 Incentive Stock Option Plan.

                                                OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realizable Value at
                                                                                     Assumed Annual Rates of
                                                                                    Stock Price Appreciation for
                                Individual Grants                                           Option Term
                       ----------------------------------------------------------   -----------------------------
                        Number of      Percent of Total
                        Securities       Options/SARs
                        Underlying        Granted to     Exercise of
                       Options/SARs      Employees in    Base Price    Expiration
       Name            Granted (#)       Fiscal Year       ($/Sh)         Date         5% ($)        10% ($)
       ----            -----------       -----------       ------         ----         ------        -------
John C. Soffronoff         525              3.84%           10.48       01/13/09        3,460         8,769
Bruce E. Sickel             -                 -               -            -              -             -
John J. Ginley             525              3.84%           10.48       01/13/09        3,460         8,769


     The following table sets forth information relating to the exercise of and year end value of qualified stock options granted to the named executives.

                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FY-END OPTION/SAR VALUES

                                                                        Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised        In-The-Money
                                                                           Option/SARs at            Options/SARs
                                                                             FY-End (#)              at FY-End ($)
                             Shares Acquired on                             Exercisable/             Exercisable/
           Name                 Exercise (#)     Value Realized ($)        Unexercisable             Unexercisable
           ----                 ------------     ------------------        -------------             -------------
John C. Soffronoff                   -                    -                   29,473/                  241,762/
                                                                              17,640                   130,183
Bruce E. Sickel                      -                    -                   30,854/                  258,521/
                                                                              17,640                   130,183
John J. Ginley                       -                    -                   18,461/                  151,682/
                                                                              17,640                   130,183


Change of Control Agreements

     In March 1998, the corporation, the bank and executives, John C. Soffronoff, John J. Ginley and Bruce E. Sickel entered into change of control agreements. The agreements define certain severance benefits the corporation and the bank will pay to the named executives in the event of a change of control. The benefits were granted in order to recognize the past and present service of the executives and to provide incentive for their continued valued service. The agreements continue until such time as either party gives the other written notice of termination of employment with, or without, cause. The agreements are not intended to affect the employment status of the executives in the absence of a change of control.

     In the event of a change of control, the executives are entitled to receive a lump sum payment equal to 2 times their respective current annual direct salary at the earliest of 4 specified events. If, at the end of 6 months after the date of the change of control, none of the specified events have occurred, the executives shall no longer be entitled to the payments upon termination.

Incentive Stock Option Plan

     The corporation maintains the Premier Bancorp, Inc. 1995 Incentive Stock Option Plan. The corporation's shareholders approved the plan at the 1995 annual meeting in order to advance the corporation's and its subsidiaries' development, growth and financial condition. The corporation originally reserved 100,000 shares under the plan, or 315,000 shares as of December 31, 1999, as adjusted for all stock dividends and splits. The plan provides for awards of qualified stock options and non-qualified stock options to officers and directors and is administered by the full Board of Directors. In 1999, 1,050 qualified and 12,615 non-qualified stock options were granted under the plan.

401(k) Plan

     The bank maintains a 401(k) tax deferred retirement savings plan for employees. The plan has two features: an elective deferral feature and a savings plus feature. To be eligible to become a member of the plan, an employee must have completed at least 6 months service and attained the age 21. All employee contributions vest immediately. Employer contributions vest equally over a 3 year period. The plan is subject to certain terms and restrictions imposed by the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act.

     An eligible employee may choose the elective deferral feature of the plan by entering into an agreement with the bank to defer current total compensation by up to 15% (unless otherwise limited by the 401(k) administrators). In 1999, the bank matched this deferred compensation with a discretionary match which is currently set at 50%, up to 6% of the employee's salary. The amount of the match, if any, is determined by the bank each year.

     During 1999 the bank made a contribution of $54,486 to the plan. The amounts allocated to the 3 most highly compensation officers pursuant to the plan in 1999 are as follows (these amounts do not include the employee's individual contribution): Mr. Soffronoff, President and Chief Executive Officer, $4,393; Mr. Sickel, Senior Vice President and Chief Financial Officer, $4,017; and Mr. Ginley, Senior Vice President and Chief Loan Officer, $4,810.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as disclosed below, there have been no material transactions between the corporation and the bank, nor any material transactions or proposed material transactions, with any director or executive officer of the corporation or the bank, or any associate of any of the foregoing persons during the past fiscal year. The bank maintains a policy of not extending or granting credit to any director, officer, employee or any member of their immediate family.

     The bank's offices in Doylestown and Easton were owned by Norbuck Associates, a Pennsylvania limited partnership consisting of several bank directors. The leases with Norbuck Associates expired December 31, 1998 and the bank exercised its purchase option on these properties in January 1999. The bank paid $1,234,000, plus customary closing costs, to acquire both the Doylestown and Easton offices. The buildings were purchased in 1994 by Norbuck for $1,000,000. The buildings were appraised in May 1998 for a total of $1,255,000.


                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     Article IV, Section 1, of the corporation's bylaws authorizes the number of directors to be not less than 5 nor more than 25. The bylaws provide for 3 classes of directors with staggered 3 year terms of office. The Board of Directors may, from time to time, fix the number of directors and their respective classifications. The Board of Directors fixed the number of Board members at 20. The Board of Directors nominated the 5 persons named below to serve as Class 2 Directors until the 2003 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the Board of Directors and all have consented to serve another term as a director if re-elected. Pursuant to the corporation's bylaws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office. The Board of Directors may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     In accordance with the corporation's bylaws, the Board of Directors is divided into 3 classes, whose terms expire at successive annual meetings. Therefore, the bylaws provide for a classified Board with staggered 3 year terms of office. Class 1 consists of 8 directors, Class 2 consists of 5 directors, and Class 3 consists of 7 directors. Shareholders will elect 5 Class 2 Directors at the annual meeting to serve for a 3 year term that expires at the corporation's 2003 annual meeting.

     The proxy holders intend to vote all proxies for the election of each of the 5 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors proposes the following nominees for election as Class 2 Directors at the annual meeting:

     o     John J. Ginley  (director since 1999)
     o     Dr. Thomas E. Mackell  (director since 1997)
     o     Neil W. Norton  (director since 1997)
     o     Irving N. Stein  (director since 1997)
     o     HelenBeth Garofalo Vilcek  (director since 1997)

     The Board of Directors recommends that shareholders vote FOR the proposal to elect the 5 nominees listed above as Class 2 Directors.

Information as to Nominees and Directors

     Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on page 15.

CURRENT CLASS 2 DIRECTORS (to serve until 2000)
      AND
NOMINEES FOR CLASS 2  DIRECTORS (to serve until 2003)

John J. Ginley             Mr. Ginley, age 57, has served as a member of the
                           corporation's and the bank's Board of Directors since
                           1999. Mr. Ginley is a Senior Vice President, Chief
                           Loan Officer and Secretary of the corporation and of the bank.

Dr. Thomas E. Mackell      Dr. Mackell, age 54, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Mackell is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Neil W. Norton             Mr. Norton, age 54, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Norton is the President of Norton Oil Company, a home heating oil company located in Phillipsburg, New Jersey.

Irving N. Stein            Mr. Stein, age 50, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Stein is the Vice President of Keystone Motors, Inc., a car dealership located in Doylestown and Berwyn, Pennsylvania.

HelenBeth Garofalo Vilcek  Ms. Garofalo Vilcek, age 42, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Ms. Garofalo Vilcek is a real estate broker located in Bangor, Pennsylvania.

BOARD OF DIRECTORS - CONTINUING AS DIRECTORS

CLASS 3 DIRECTORS (to serve until 2001)

Peter A. Cooper            Mr. Cooper, age 41, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Cooper is the President of Lexus of the Lehigh Valley, a car dealership located in Emmaus, Pennsylvania.

Clark S. Frame             Mr. Frame, age 49, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Frame serves as Chairman of the Board of the corporation and of the bank.

Barry J. Miles, Sr.        Mr. Miles, age 50, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Miles serves as Vice
                           Chairman of the Board of the corporation and of the bank. Mr. Miles is a realtor in Easton, Pennsylvania.

Dr. Daniel A. Nesi         Dr. Nesi, age 62, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Nesi is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Thomas M. O'Mara           Mr. O'Mara, age 47, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. O'Mara is the owner of Master Gardener, a textiles company located in Yardley, Pennsylvania and Spartenberg, South
                           Carolina.

Richard F. Ryon            Mr. Ryon, age 49, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Ryon is a partner in Richard
                           B. Ryon Insurance, an insurance agency located in Pottsville, Pennsylvania.

John C. Soffronoff         Mr. Soffronoff, age 53, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Soffronoff is the President and Chief Executive Officer of the corporation and of the bank.

CLASS 1 DIRECTORS (to serve until 2002)

Daniel E. Cohen, Esq.      Mr. Cohen, age 56, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Cohen is a partner in the law firm of Laub, Seidel, Cohen & Hof, L.L.C. located in Easton, Pennsylvania.

Michael J. Perrucci, Esq.  Mr. Perrucci, age 46, has served as a member of the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Perrucci is a partner in the law firm of Fishbein, Badillo, Wagner, Harding located in Phillipsburg, New Jersey.

Brian R. Rich              Mr. Rich, age 40, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Rich is the President of Jack Rich, Inc., a fuel oil and energy company located in Gilberton, Pennsylvania.

Ezio U. Rossi              Mr. Rossi, age 70 has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1994. Mr. Rossi was the former owner of Arctic Foods, Inc., a frozen food company located in Washington, New Jersey. He is currently retired.

Gerald Schatz              Mr. Schatz, age 65, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Schatz is Chairman of Wordsworth Academy, Play and Learn Centers and
                           Wyncote Academy, a child care and development company located in Fort Washington, Pennsylvania.

Bruce E. Sickel            Mr. Sickel, age 40, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. He is a Senior Vice President, the Chief Financial Officer and Treasurer of the corporation and the bank.

Thomas P. Stitt, Esq.      Mr. Stitt, age 56, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Stitt is an Attorney-at-Law, with his office located in Easton, Pennsylvania.

John A. Zebrowski          Mr. Zebrowski, age 58, has served as a member of the
                           corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Zebrowski is the President of J. A. Z. Associates, a plastic resin dealer located in Doylestown, Pennsylvania.


                             BENEFICIAL OWNERSHIP OF
                     PREMIER BANCORP, INC.'S STOCK OWNED BY
                         PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of April 4, 2000, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by such person and the percentage of the corporation's outstanding common stock so owned.


                                                                 PERCENT OF
                                                                OUTSTANDING
                                        SHARES                  COMMON STOCK
NAME AND ADDRESS                  BENEFICIALLY OWNED         BENEFICIALLY OWNED
----------------                  ------------------         ------------------
Clark S. Frame
c/o Premier Bancorp, Inc.               188,882                    5.01%
379 N. Main Street
Doylestown, PA 18901

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of April 4, 2000, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors, and nominees as a group. Unless otherwise indicated, all shares are held individually.

                                       AMOUNT AND
                                        NATURE OF
NAME OF INDIVIDUAL OR                  BENEFICIAL
IDENTITY OF GROUP                   OWNERSHIP (1)(2)        PERCENTAGE OF CLASS
-----------------                   ----------------        -------------------
Daniel E. Cohen                               99,529(3)            2.64%
Peter A. Cooper                              119,318(4)            3.16%
Clark S. Frame                               188,882(5)            5.01%
John J. Ginley                                62,036(6)            1.64%
Dr. Thomas E. Mackell                         81,249(7)            2.15%
Barry J. Miles, Sr.                           60,174(8)            1.60%
Dr. Daniel A. Nesi                           115,388(9)            3.06%
Neil W. Norton                                89,014(10)           2.36%
Thomas M. O'Mara                              59,049(11)           1.57%
Michael J. Perrucci                           80,156(12)           2.13%
Brian R. Rich                                113,536(13)           3.01%
Ezio U. Rossi                                133,046(14)           3.53%
Richard F. Ryon                              106,362(15)           2.82%
Gerald Schatz                                123,870(16)           3.28%
Bruce E. Sickel                               55,347(17)           1.47%
John C. Soffronoff                            59,527(18)           1.58%
Irving N. Stein                               76,638(19)           2.03%
Thomas P. Stitt                               70,647(20)           1.87%
HelenBeth Garofalo-Vilcek                     50,180(21)           1.33%
John A. Zebrowski                             99,288(22)           2.63%
                                         -----------              -----

All Officers and Directors as a            1,843,236(23)          48.87%
Group (20 persons in total)

-----------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after April 4, 2000. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest hundredth number.

(2)  Information furnished by the directors and the corporation.

(3)  Includes 51,574 exercisable stock options.

(4)  Includes 55,181 exercisable stock options.

(5) Includes 98,700 shares held individually; 12,600 shares held as custodian for minor sons; 14,700 shares held as Trustee for Clark C. Frame Trust; 10,395 shares held as Trustee of CCF Trust for John M. Frame; 10,395 shares held as Trustee of CCF Trust for Martha Jackson; 10,395 shares held as Trustee of CCF Trust for David M. Frame; and 31,697 exercisable stock options.

(6)  Includes 27,386 exercisable stock options.

(7) Includes 32,778 shares held individually; 20,097 held by Thomas E. Mackell, M.D. Ltd. Pension & Profit Sharing Plan; and 28,374 exercisable stock options.

(8)  Includes 14,940 exercisable stock options.

(9) Includes 37,793 shares held individually; 27,804 shares held as Trustee for Daniel A. Nesi, M.D. Assoc.; 2,484 shares held as custodian for Paolo Sierra; and 47,307 exercisable stock options.

(10) Includes 40,297 exercisable stock options.

(11) Includes 23,637 exercisable stock options.

(12) Includes 37,975 shares held individually; 2,696 shares held by Summit Bank Discount Brokerage C/F IRA Rollover for Mr. Perrucci's spouse; 2,019 shares held by Mr. Perrucci's son; 2,019 shares held by Mr. Perrucci's daughter; and 35,447 exercisable stock options.

(13) Includes 54,510 shares held individually; 9,712 shares held by Morea Steam Heat Co.; 17,325 shares held by Waste Management & Processors; 8,662 shares held by B-D Mining Co.; and 23,327 exercisable stock options.

(14) Includes 24,765 exercisable stock options.

(15) Includes 12,180 shares held individually; 25,635 shares held as Trustee for Ryon & Co. 401(k) Plan; 49,938 shares held as partner of Ryon & Co.; and 18,609 exercisable stock options.

(16) Includes 29,402 exercisable stock options.

(17) Includes 12,103 shares held individually; 3,465 shares held as Trustee for his children; and 39,779 exercisable stock options.

(18) Includes 18,509 shares held individually; 2,620 shares held in his spouse's IRA; and 38,398 exercisable stock options.

(19) Includes 61,494 shares held individually; 5,197 shares held as custodian for sons pursuant to the Uniform Gift to Minors Act; and 9,947 exercisable stock options.

(20) Includes 7,623 shares held individually; 50,242 shares held as Trustee of Deeds of Trust; and 12,782 exercisable stock options.

(21) Includes 29,266 shares held individually; 4,605 shares held in her spouse's IRA; and 16,309 exercisable stock options.

(22) Includes 26,121 exercisable stock options.

(23) Percentages assume that all options exercisable within 60 days of April 4, 2000 have been exercised. Therefore, on a pro forma basis, 3,771,553 shares would be outstanding.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from the reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period from January 1, 1999, through December 31, 1999, its officers and directors complied with all applicable filing requirements.


                                    PROPOSALS

1.  ELECTION OF 5 CLASS 2 DIRECTORS.

    Nominees for Class 2 Director are:

    o        John J. Ginley  (director since 1999)
    o        Dr. Thomas E. Mackell  (director since 1997)
    o        Neil W. Norton  (director since 1997)
    o        Irving N. Stein  (director since 1997)
    o        HelenBeth Garofalo Vilcek  (director since 1997)

    Each has consented to serve a 3 year term. (See pages 11 and 12 for more information.)

    If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the 5 nominees for Class 2 Director will be unable to serve if elected.

    Cumulative voting rights exist with respect to the election of directors, which means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled to vote by the number of directors to be elected and to cast the whole number of votes for one candidate or to distribute all or fewer of them among two or more candidates. The proxy holders may vote cumulatively and distribute the votes they represent among nominees as they consider advisable, unless the shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes.

    The Board of Directors recommends that shareholders vote FOR the election of the 5 nominees as Class 2 Directors.

                                  ANNUAL REPORT

     A copy of the corporation's annual report for its fiscal year ended December 31, 1999, is enclosed with this proxy statement. A representative of KPMG LLP, the independent auditors who examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate shareholder questions concerning the annual report.



                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2001 Annual Meeting of Shareholders must deliver the written proposal to the President of Premier Bancorp, Inc. at its principal executive offices, at 379 North Main Street, Doylestown, Pennsylvania 18901, not later than Wednesday, December 13, 2000. If a shareholder proposal is submitted to the corporation after December 13, 2000, it is considered untimely; and, although the proposal may be considered at the annual meeting, it may not be included in the corporation's 2001 proxy statement. Any proposals should be addressed to the corporation's President. Article IV, Section 2 of the corporation's bylaws requires that a shareholder deliver a notice of nomination for election to the Board of Directors to the President not less than 14 nor more than 50 days in advance of a shareholders' meeting called for the election of directors. See pages 6 and 11 for more information on nomination procedures and requirements.



              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders that may be presented at the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in the manner they determine to be in the corporation's best interest.



                             ADDITIONAL INFORMATION

     Upon a shareholder's written request, a copy of the corporation's annual report on Form 10-KSB for its fiscal year ended December 31, 1999, including the financial statements, schedules and exhibits, required to be filed with the Securities and Exchange Commission pursuant to Securities Exchange Act Rule 13a-1, may be obtained, without charge, from Bruce E. Sickel, Chief Financial Officer, Premier Bancorp, Inc., 516 Second Street Pike, Southampton, Pennsylvania 18966.

                              PREMIER BANCORP, INC.
                                      PROXY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Edward Grosik and Mark Mann and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Premier Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 11, 2000, at 9:00 a.m., Eastern Daylight Time, at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, and at any adjournment or postponement of the meeting as follows:

1.   ELECTION OF 5 CLASS 2 DIRECTORS TO SERVE FOR A 3 YEAR TERM.

           JOHN J. GINLEY _____                  IRVING N. STEIN _____
           DR. THOMAS E. MACKELL _____           HELENBETH GAROFALO VILCEK _____
           NEIL W. NORTON _____

     [ ]   FOR all nominees                      [ ]   WITHHOLD AUTHORITY
           listed above (except                        to vote for all nominees
           as marked to the contrary below)            listed above

     The Board of Directors recommends a vote FOR these nominees.

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------


2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

Dated:                   , 2000
       -----------------                         -------------------------------
                                                           Signature

                                                 -------------------------------
Number of Shares Held of Record                            Signature
on April 4, 2000


----------------

EDWARD GROSIK AND MARK MANN, THE PROXY HOLDERS, WILL HAVE THE RIGHT TO VOTE CUMULATIVELY AND TO DISTRIBUTE THEIR VOTES AMONG NOMINEES AS THEY CONSIDER ADVISABLE, UNLESS A SHAREHOLDER INDICATES ON HIS OR HER PROXY HOW HE OR SHE DESIRES THE VOTES TO BE ACCUMULATED FOR VOTING PURPOSES IN THE SPACE NEXT TO EACH NOMINEE'S NAME.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO PREMIER BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.